UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2014

CÜR MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-183760	99-0375741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2217 New London Turnpike
South Glastonbury, CT 06073
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (860) 430-1520

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 3.02 and Item 5.02 below, which disclosure is incorporated herein by reference.

On March 11, 2014, we entered into an agreement with Wondersauce, LLC, a Delaware limited liability company (the “Services Agreement”), pursuant to which Wondersauce will design our new music platform for iOS, Android (phone and tablet) and the Web. It is anticipated that Wondersauce will deliver final Photoshop Documents for all agreed upon devices in August 2014. In consideration for its services under the Services Agreement, we will pay Wondersauce cash payments of an aggregate of $345,000 through July 2014. In addition, we granted Wondersauce10-year non-qualified stock options (the “Wondersauce Options”) to purchase 50,000 shares of our common stock, $0.0001 par value per share (the “Common Stock”), under our 2014 Equity Incentive Plan (“2014 EIP”), which stock options (i) have an exercise price equal to the per share price at which shares of our Common Stock were sold in the Second Closing of the PPO (as defined below), (ii) will vest on a monthly basis, pro-rata, from March 2014 through July 2014, and (iii) are subject to such other provisions as are contained in the 2014 EIP and in our form of Non-Qualified Stock Option Agreement (the “Option Agreement”).

The Services Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Effective as of March 13, 2014, we increased the over-allotment option (the “Over-Allotment Option”) for the private placement offering (the “PPO”) we previously disclosed in the Current Report on Form 8-K we filed with the Securities and Exchange Commission (“SEC”) on February 3, 2014 (the “February 3rd Form 8-K”), which disclosure is incorporated herein by reference, from 1,000,000 units of our securities (each, a “Unit” and collectively, the “Units”) to 3,000,000 Units, such that the maximum aggregate number of Units that may be sold in the PPO, including the Over-Allotment Option, is 10,000,000 Units. The offering period for the PPO had previously been extended from January 31, 2014 to April 14, 2014.

On March 14, 2014, we consummated a second closing (the “Second Closing”) of the PPO, in connection with which we issued and sold approximately 4,635,019 additional Units, at a purchase price of $1.00 per Unit, each Unit consisting of (i) one share of our Common Stock and (ii) a warrant to purchase one share of our Common Stock, with a term of five years and an exercise price of $2.00 per share (the “PPO Warrants”), pursuant to the terms and conditions the form of Securities Purchase Agreement between us and the purchasers of the Units, which was previously described in the February 3rd Form 8-K, as revised. The aggregate additional gross proceeds from the Second Closing of the PPO were approximately $4,635,019 (before deducting placement agent fees and expenses estimated at approximately $546,132).

Investors in the Units have weighted average anti-dilution protection with respect to the shares of Common Stock included in the Units if within 24 months after the final closing of the PPO we issue additional shares of Common Stock or Common Stock equivalents (subject to customary exceptions, including but not limited to issuances of awards under the 2014 EIP) for consideration per share less than $1.00. The PPO Warrants have weighted average anti-dilution protection, subject to customary exceptions.

Investors in the Units will become parties to the Registration Rights Agreement by and between the Company and the investors party thereto, which was previously described in the February 3rd Form 8-K.

We paid the placement agent in the PPO, Gottbetter Capital Markets, LLC (the “Placement Agent”), a registered broker-dealer, and its sub-agent, cash commissions of an aggregate of 10% of funds raised, and issued to it, and its sub-agent, warrants to purchase a number of shares of Common Stock equal to an aggregate of 10% of the number of shares of Common Stock included in the Units sold in the PPO, with a term of five (5) years and an exercise price of $1.00 per share (the “Broker Warrants”). The Broker Warrants have weighted average anti-dilution protection, subject to customary exceptions.

As previously disclosed in the February 3rd Form 8-K, the PPO and the issuance of the shares of Common Stock and warrants in connection therewith, including the Investor Warrants and Broker Warrants, were exempt from registration under Section 4(a)(2) of the Securities Act, in reliance upon the exemptions provided by Rule 506 of Regulation D and/or Regulation S promulgated by the SEC thereunder. The Units were sold to “accredited investors,” as defined in Regulation D, and the PPO was conducted on a “best efforts” basis.

In connection with the Second Closing of the PPO, we issued to the stockholders that owned shares of our Common Stock (“Pre-Contribution Stockholders”) prior to the contribution transaction we completed with Raditaz, LLC on January 28, 2014 (the “Contribution”), which was previously described in the February 3rd Form 8-K, excluding our former officers and directors, an aggregate of approximately 715,280 restricted shares of our Common Stock (the “Adjustment Shares”). The Adjustment Shares represented the number of shares such Pre-Contribution Stockholders surrendered for cancelation in connection with the initial closing of the PPO (on a post-forward stock split basis), pursuant to the terms of the Stockholder Side Agreement we had with the Pre-Contribution Stockholders, which was previously described in the February 3rd Form 8-K.

The issuance of the Adjustment Shares was exempt from registration under Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving any public offering.

All descriptions of the PPO Warrants, the Broker Warrants, the Registration Rights Agreement, and the Stockholder Side Agreement herein are qualified in their entirety by reference to the text thereof filed as Exhibits 4.1, 4.2, 10.8 and 10.12, respectively, to the February 3rd Form 8-K.

Reference is made to the disclosure set forth under Item 1.01 above and Item 5.02 below, which disclosure is incorporated herein by reference. The issuance of the Wondersauce Options (defined above), the Mackenzie Options (defined below), and the Director Options (defined below) were exempt from registration under Section 4(a)(2) of the Securities Act as transactions by an issuer not involving any public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2014, we appointed Gordon C. Mackenzie III as our Chief Technology Officer. There are no arrangements or understandings between Mr. Mackenzie and any other person pursuant to which he was appointed as an officer or director. In addition, there are no family relationships between Mr. Mackenzie and any of our other officers or directors.

Gordon C. Mackenzie III, 39, has over 20 years of experience delivering software solutions. Mr. Mackenzie most recently served as Chief Technology Officer and Principle Architect for MiMedia, Inc. from November 2011 through June 2013. Prior to joining MiMedia, Mr. Mackenzie served as SVP of Engineering for eMusic.com Inc., where he oversaw the entire eMusic’s technology platform and served as principle engineer for all integrations with content providers, third party solutions and affiliate partners. Mr. Mackenzie was also Vice President of Technology for RealStores.com, a company which he founded, from October 2005 through December 2008. Mr. Mackenzie graduated from Princeton University in 1996, with a B.A. in Computer Science.

On March 11, 2014, we entered into an Employment Agreement (the “Employment Agreement”) with Mr. Mackenzie, pursuant to which he will serve as our Chief Technology Officer. The Employment Agreement has an initial term through March 11, 2016, which term shall be automatically extended for successive one-year periods unless terminated by either party on at least three months’ advance written notice. Mr. Mackenzie shall have responsibility for building and maintaining our technical infrastructure, including both hardware and software, and shall devote his full time, attention and efforts to our business. Mr. Mackenzie shall report directly to our Chief Executive Officer. In consideration for his services, Mr. Mackenzie will earn an initial annual base annual salary of $175,000 (“Base Salary”), subject to annual review and increase but not decrease, in accordance with our compensation practices.

In the event of Mr. Mackenzie’s death or Disability, as such term is defined in the Employment Agreement, we will pay him for any unreimbursed expenses incurred, accrued but unpaid then current Base Salary and other accrued but unpaid employee benefits as provided in the Employment Agreement, in each case through the date of termination (the “Accrued Amounts”). If Mr. Mackenzie’s employment is terminated by us with or without Cause, as such term is defined in the Employment Agreement, or by Mr. Mackenzie for any reason, he will be entitled to any Accrued Amounts.

The Employment Agreement contains customary non-solicitation, non-competition, and confidentiality covenants.

The Employment Agreement is filed as Exhibit 10.10 hereto and incorporated herein by reference.

On March 11, 2014, we granted Mr. Mackenzie 10-year non-qualified stock options (the “Mackenzie Options”) to purchase 150,000 shares of our Common Stock under our 2014 EIP, which stock options (i) have an exercise price equal to the per share price at which shares of our Common Stock are sold in the Second Closing of the PPO, (ii) will vest as to 25% of the underlying shares on the date which is one (1) year from the effective date of Mr. Mackenzie’s appointment and, as to the remaining 75% of the underlying shares, pro rata, on a monthly basis, for the three (3) years thereafter, and (iii) are subject to such other provisions as are contained in the 2014 EIP and in our form of Option Agreement.

In addition, on March 11, 2014, we granted non-qualified stock options (the “Director Options”) to purchase an aggregate of 1,183,876 shares of our Common Stock, under the 2014 EIP, to the members of our Board of Directors (166,360 to John A. Lack; 400,000 to Thomas Brophy; 617,516 to Robert B. Jamieson), which stock options (i) have an exercise price equal to the per share price at which shares of our Common Stock are sold in the Second Closing of the PPO, (ii) will vest as to 25% of the underlying shares on the date which is one (1) year from the effective date of the grant and, as to the remaining 75% of the underlying shares, pro rata, on a monthly basis, for the three (3) years thereafter, and (iii) are subject to such other provisions as are contained in the 2014 EIP and in our form of Option Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Form of PPO Warrant of the Registrant - Filed as Exhibit 4.1 to the Current Report on Form 8-K the Registrant filed with the SEC on February 3, 2014

4.2	Form of Broker Warrant of the Registrant - Filed as Exhibit 4.2 to the Current Report on Form 8-K the Registrant filed with the SEC on February 3, 2014

10.1*	Services Agreement, dated March 11, 2014, between the Registrant and Wondersauce, LLC

10.2
Form of Securities Purchase Agreement between the Registrant and the investors party thereto - Filed as Exhibit 10.5 to the Current Report on Form 8-K the Registrant filed with the SEC on February 3, 2014

10.3*	Revised Form of Securities Purchase Agreement between the Registrant and the investors party thereto

10.4
Subscription Escrow Agreement, dated December 30, 2013, among the Registrant, Gottbetter Capital Markets, LLC and CSC Trust Company of Delaware, as escrow agent - Filed as Exhibit 10.6 to the Current Report on Form 8-K the Registrant filed with the SEC on February 3, 2014

10.5*	Amendment No. 1 to Subscription Escrow Agreement, dated January 31, 2014, among the Registrant, Gottbetter Capital Markets, LLC and CSC Trust Company of Delaware, as escrow agent

10.6*	Amendment No. 2 to Subscription Escrow Agreement, dated March 13, 2014, among the Registrant, Gottbetter Capital Markets, LLC and CSC Trust Company of Delaware, as escrow agent

10.7
Placement Agency Agreement, dated December 30, 2013, between the Registrant and Gottbetter Capital Markets, LLC - Filed as Exhibit 10.7 to the Current Report on Form 8-K the Registrant filed with the SEC on February 3, 2014

10.8*	Amendment No. 1 to Placement Agency Agreement, dated January 31, 2013, between the Registrant and Gottbetter Capital Markets, LLC

10.9*	Amendment No. 2 to Placement Agency Agreement, dated March 13, 2013, between the Registrant and Gottbetter Capital Markets, LLC

10.10
Form of Registration Rights Agreement, dated January 28, 2014, between the Registrant and the investors party thereto - Filed as Exhibit 10.8 to the Current Report on Form 8-K the Registrant filed with the SEC on February 3, 2014

10.11*†	Employment Agreement, dated March 11, 2014, between the Registrant and Gordon C. Mackenzie III

10.12†	The Registrant’s 2014 Equity incentive Plan - Filed as Exhibit 10.11 to the Current Report on Form 8-K the Registrant filed with the SEC on February 3, 2014

10.13*†	Form of Non-Qualified Stock Option Agreement of the Registrant

10.14	Form of Side Letter between the Registrant and its pre-Contribution stockholders - Filed as Exhibit 10.12 to the Current Report on Form 8-K the Registrant filed with the SEC on February 3, 2014
___________
*           Filed herewith
†           Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CÜR MEDIA, INC.

Date: March 17, 2014	By:	/s/ Thomas Brophy
	Name:	Thomas Brophy
	Title:	Chief Executive Officer